Exhibit G6

AMENDMENT No. 8
to the

AUTOMATIC REINSURANCE AGREEMENT No. 2846
EFFECTIVE October 1, 1998

between

PHOENIX LIFE INSURANCE COMPANY

of
East Greenbush, New York

and

PHL VARIABLE LIFE INSURANCE COMPANY

of
Hartford, Connecticut

and

PHOENIX LIFE AND ANNUITY COMPANY

of

Hartford, Connecticut

as Ceding Company: referred to as We, Us and Our

and

ANNUITY AND LIFE REASSURANCE LTD.

of

Hamilton, Bermuda

as Reinsurer: referred to as You and Your

The attached Article XIII, Confidentiality, is hereby added to this Agreement effective January 1, 2002,

All other terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates indicated with an effective date of January 1, 2002.

Phoenix Life Insurance Company PHL Variable Life Insurance Company Phoenix Life And Annuity Company	Annuity And Life Reassurance LTD.
Approved By:	Approved By:

Title:	SVP & Actuary	Title:	UP

Date:	May 7, 2002	Date:	May 20, 2002

ARTICLE XIII – CONFIDENTIALITY

1.	You will hold in trust for us and will not disclose or cause to be disclosed to any non-party to this agreement, any of our confidential information. Confidential information is information which relates to the policy owner data, experience information (including but not limited to mortality and/or lapse information), risk selection guidelines, any and all information contained in our current and future underwriting manuals, trade secrets, research, products and business affairs but does not include:

a)	information which is generally known or easily ascertainable by non-parties of ordinary skill; and

b)	information acquired from non-parties who have no confidential commitment to either party to the Agreement.

You will take all necessary and appropriate measures to ensure that Your employees and agents abide by the terms of this Article.

2.	Notwithstanding the foregoing, we agree that you may aggregate our data with that of other companies reinsured, on the condition that our data not be identified by our corporate name, logo or any other means. We also agree that, upon request, you may make available any necessary data or information to your auditors, retrocessionaires, or any governmental or administrative agencies in the course of their examination of your records, systems and procedures.

AMENDMENT No. 7

to the

AUTOMATIC REINSURANCE AGREEMENT No. 2846

EFFECTIVE October 1, 1998

between

PHOENIX LIFE INSURANCE COMPANY

of

East Greenbush, New York

And

PHL VARIABLE LIFE INSURANCE COMPANY

of

Hartford, Connecticut

and

PHOENIX LIFE AND ANNUITY COMPANY

of

Hartford, Connecticut

as Ceding Company: referred to as We, Us and Our

and

ANNUITY AND LIFE REASSURANCE LTD.

of

Hamilton, Bermuda

as Reinsurer: referred to as You and Your

In accordance with the provisions of Article I, Duration of Agreement, this Agreement is hereby terminated for the placement of new business, effective July 1,2002. Any policy in force before July 1, 2002 shall continue to be reinsured under the provisions of the Agreement until the termination or expiry of such policy.

The ninety-day termination notice provision set forth in Article I, Duration of Agreement, is hereby met, with this notification.

All other terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates indicated with an effective date of July 1, 2002.

Phoenix Life Insurance Company PHL Variable Life Insurance Company Phoenix Life And Annuity Company	Annuity And Life Reassurance LTD.

Approved By:	Approved By:

Title:	SVP	Title:	UP

Date:	March 29, 2002	Date:	4/2/2002

AMENDMENT No. 6
to the

AUTOMATIC REINSURANCE AGREEMENT No. 2846
EFFECTIVE October 1, 1998

between

PHOENIX LIFE INSURANCE COMPANY
(formerly known as Phoenix Home Life Mutual Insurance Company)

of
East Greenbush, New York

and

PHL VARIABLE LIFE INSURANCE COMPANY

of
Hartford, Connecticut

and

PHOENIX LIFE AND ANNUITY COMPANY

of

Hartford, Connecticut

as Ceding Company: referred to as We, Us and Our

and

ANNUITY AND LIFE REASSURANCE LTD.

of

Hamilton, Bermuda

as Reinsurer: referred to as You and Your

Exhibit C is hereby amended to reflect the attached Exhibit C - Amended effective July 16, 2001. This amendment reflects the change in rates to be used, due to the change in our underwriting point system. These rates are to be used on policies with issue dates on or after July 16,2001.

All other terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates and places indicated with an effective date of July 16, 2001.

Phoenix Life Insurance Company PHL Variable Life Insurance Company Phoenix Life And Annuity Company	Annuity And Life Reassurance LTD.
Approved By:	Approved By:

Title:	SVP	Title:	Vice President

Date:	1/4/2002	Date:	1/9/2002

EXHIBIT C - Amended

(Effective July 16, 2001)

REINSURANCE RATES AND ALLOWANCES

I.	NET AMOUNT AT RISK CALCULATION

Single Life Plans:

The Net Amount at Risk in any policy year will be the difference between the face amount of life benefit reinsured and the total cash value, taken to the nearest dollar, as of the policy anniversary occurring at the end of that year. When the original policy is issued on a decreasing term plan or on a level term plan with a duration of twenty years or less, the cash values will be disregarded.

First-to-Die Plans:

Each insured life is considered a separate policy. The Net Amount at Risk for First-to-Die Plans is calculated on each life individually using the same procedures as described for Single Life Plan, above. In cases where the Optionterm face amount is different for the two lives, the actual amount for each insured will be used to calculate the Net Amount at Risk for each life.

Second-to-Die Plans:

During the joint lifetime of the insureds, the net amount at risk for each insured will be equal to the difference between the cash value of the policy after the death of that insured and the cash value of the policy during the joint lifetimes of ail insureds. After the first death, the Net Amount at Risk will be the difference between the face amount of life benefit reinsured and the cash value, taken to the nearest dollar, as of the policy anniversary occurring at the end of that year.

II.	RATES FOR LIFE REINSURANCE

Single Life Plans

We will pay you rates based on the 1975-80 Basic Select & Ultimate Age Nearest Birthday Mortality Table, multiplied by the following percentages and divided by 12:

EXHIBIT C - Continued - Amended

(Effective July 16, 2001)

II.	RATES FOR LIFE REINSURANCE – (Continued)

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

EXHIBIT C - Continued - Amended

(Effective July 16, 2001)

II.	RATES FOR LIFE REINSURANCE – (Continued)

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

EXHIBIT C - Continued - Amended
(Effective July 16, 2001)

II.	RATES FOR LIFE REINSURANCE – (Continued)

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

EXHIBIT C - Continued - Amended
(Effective July 16, 2001)

III.	POLICY FEE

No policy fee will be charged.

IV.

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

VI.	RATES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

Waiver of Premium Disability Benefits are not reinsured under this Agreement.

VII.	RATES FOR ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement.

EXHIBIT C - Continued - Amended
(Effective July 16, 2001)

VIII.	PREMIUM TAXES

You will not reimburse us for premium taxes for reinsurance ceded under this Agreement.

IX.	RECAPTURE PERIOD

Recapture will be allowed after ten years. We reserve the right to recapture all business in force under this Agreement after such business has been in force for ten years.

X.	CONVERSIONS

For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, “conversions” will mean continuations, rollovers and/or conversions.

When the conversion is from a single life policy originally issued on a term product or rider covered under this Agreement to a single life policy, and when there is no new underwriting involved at time of conversion, the rates charged will be those shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis.

When the conversion is from two single life policies originally issued on a term product or rider covered under this Agreement to a joint second to die policy, and when there is no new underwriting involved at time of conversion, the rates charged will be those shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the most recently issued policy at the time of the conversion, i.e. point-in-scale basis.

When the conversion is from a single life policy originally issued on a term product or rider covered under this Agreement to a first to die policy, and when there is no new underwriting involved at time of conversion, the rates charged will be those shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis. Reinsurance coverage under this Agreement will only apply to the insured(s) whose original policy was covered under this Agreement.

EXHIBIT C - Continued - Amended
(Effective July 16, 2001)

X.	CONVERSIONS (Continued)

Where the conversion includes normal underwriting on any portion of the converted policy, for reinsurance purposes the following will apply:

•	Single life to Single life - we will consider the policy as new business, and will cede the policy accordingly. Any conversions from policy’s originally covered under this Agreement, to products that are also covered under this Agreement, where underwriting is involved, will be ceded to this Agreement as new business, in conjunction with all other terms included in this Agreement.

•	Single life to Joint Second to Die - Phoenix Life Insurance Company will fully retain the converted policy.

•	Single life to First to Die - Phoenix Life Insurance Company will fully retain the life being underwritten on the converted policy.

The policy being converted to may be issued by Phoenix Life Insurance Company, or any of its’subdsidiaries.

XI.	EXPERIENCE REFUND

Reinsurance under this Agreement is not eligible for an Experience Refund.

AMENDMENT No. 5
to the

AUTOMATIC REINSURANCE AGREEMENT No. 2846
EFFECTIVE October 1, 1998

between

PHOENIX LIFE INSURANCE COMPANY
(formerly known as Phoenix Home Life Mutual Insurance Company)
of
East Greenbush, New York

and

PHL VARIABLE LIFE INSURANCE COMPANY
of
Hartford, Connecticut

and

PHOENIX LIFE AND ANNUITY COMPANY
of
Hartford, Connecticut

as Ceding Company: referred to as We, Us and Our

and

ANNUITY AND LIFE REASSURANCE LTD.
of
Hamilton, Bermuda

as Reinsurer: referred to as You and Your

Exhibit C- Reinsurance Rates And Allowances is hereby amended to reflect the attached Exhibit C - Amended, effective November 1, 2000. This amendment reflects a modification to the Conversion wording.

The effective date of this Amendment is made in conjunction with our ability to administer this block of business on our TAI Reinsurance System.

All other terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates and places indicated with an effective date of November 1, 2000.

Phoenix Life Insurance Company PHL Variable Life Insurance Company Phoenix Life And Annuity Company	Annuity And Life Reassurance LTD.

Approved By:	Approved By:

Title:	SVP	Title:	Vice President

Date:	11/6/01	Date:	11/14/2001

EXHIBIT C - Amended
(Effective November 1, 2000)

REINSURANCE RATES AND ALLOWANCES

I.	NET AMOUNT AT RISK CALCULATION

Single Life Plans:
The Net Amount at Risk in any policy year will be the difference between the face amount of life benefit reinsured and the total cash value, taken to the nearest dollar, as of the policy anniversary occurring at the end of that year. When the original policy is issued on a decreasing term plan or on a level term plan with a duration of twenty years or less, the cash values will be disregarded.

First-to-Die Plans:
Each insured life is considered a separate policy. The Net Amount at Risk for First-to-Die Plans is calculated on each life individually using the same procedures as described for Single Life Plan, above. In cases where the Optionterm face amount is different for the two lives, the actual amount for each insured will be used to calculate the Net Amount at Risk for each life.

Second-to-Die Plans:
During the joint lifetime of the insureds, the net amount at risk for each insured will be equal to the difference between the cash value of the policy after the death of that insured and the cash value of the policy during the joint lifetimes of all insureds. After the first death, the Net Amount at Risk will be the difference between the face amount of life benefit reinsured and the cash value, taken to the nearest dollar, as of the policy anniversary occurring at the end of that year.

II.	RATES FOR LIFE REINSURANCE

Single Life Plans
We will pay you rates based on the 1975-80 Basic Select & Ultimate Age Nearest Birthday Mortality Table, multiplied by the following percentages and divided by 12:

EXHIBIT C - Continued - Amended
(Effective November 1, 2000)

II.	RATES FOR LIFE REINSURANCE - (Continued)

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

First-to-Die Plans
The rates will be based on the sum of the single life rates for the two net amounts at risk for each life.

EXHIBIT C - Continued - Amended
(Effective November 1, 2000)

II.	RATES FOR LIFE REINSURANCE – (Continued)

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

EXHIBIT C - Continued - Amended
(Effective November 1, 2000)

II.

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

EXHIBIT C - Continued - Amended
(Effective November 1, 2000)

V.

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

VI.	RATES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

Waiver of Premium Disability Benefits are not reinsured under this Agreement.

VII.	RATES FOR ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement.

VIII.	PREMIUM TAXES

You will not reimburse us for premium taxes for reinsurance ceded under this Agreement.

IX.	RECAPTURE PERIOD

Recapture will be allowed after ten years. We reserve the right to recapture all business in force under this Agreement after such business has been in force for ten years.

EXHIBIT C - Continued - Amended
(Effective November 1, 2000)

X.	CONVERSIONS

For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, “conversions” will mean continuations, rollovers and/or conversions.

When the conversion is from a single life policy originally issued on a term product or rider covered under this Agreement to a single life policy, and when there is no new underwriting involved at time of conversion, the rates charged will be those shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis.

When the conversion is from two single life policies originally issued on a term product or rider covered under this Agreement to a joint second to die policy, and when there is no new underwriting involved at time of conversion, the rates charged will be those shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the most recently issued policy at the time of the conversion, i.e. point-in-scale basis.

When the conversion is from a single life policy originally issued on a term product or rider covered under this Agreement to a first to die policy, and when there is no new underwriting involved at time of conversion, the rates charged will be those shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis. Reinsurance coverage under this Agreement will only apply to the insured(s) whose original policy was covered under this Agreement.

Where the conversion includes normal underwriting on any portion of the converted policy, for reinsurance purposes the following will apply:

•	Single life to Single life - we will consider the policy as new business, and will cede the policy accordingly. Any conversions from policy's originally covered under this Agreement, to products that are also covered under this Agreement, where underwriting is involved, will be ceded to this Agreement as new business, in conjunction with all other terms included in this Agreement.

•	Single life to Joint Second to Die - Phoenix Life Insurance Company will fully retain the converted policy.

•	Single life to First to Die - Phoenix Life Insurance Company will fully retain the life being underwritten on the converted policy.

The policy being converted to may be issued by Phoenix Life Insurance Company, or any of its' subdsidiaries.

EXHIBIT C - Continued - Amended
(Effective November 1, 2000)

XI.	EXPERIENCE REFUND

Reinsurance under this Agreement is not eligible for an Experience Refund.

AMENDMENT NO 4

to the

AUTOMATIC REINSURANCE AGREEMENT No. 2846

EFFECTIVE October 1, 1998

between

Phoenix Home Life Mutual Insurance Company

of

East Greenbush, New York

as Ceding Company: referred to as We, Us and Our

and

ANNUITY AND LIFE REASSURANCE LTD.

of

Hamilton, Bermuda

as Reinsurer: referred to as You and Your

Exhibit A - Reinsurance Coverage is hereby amended to reflect the attached Exhibit A-Amended, effective September 1, 2000. this Amendment reflects the inclusion of a minimum face amount on each coverage of $1,000.

Exhibit C- Reinsurance Rates And Allowances is hereby amended to reflect the attached Exhibit C - Amended, effective November 1, 2000. This amendment reflects a modification to the Calculation on First-to-Die Plans.

The effective date of this Amendment is made in conjunction with our ability to administer this block of business on our TAI Reinsurance System. All policies will be adjusted to reflect the above as of September 1, 2000.

All terms ,provisions and conditions of this Agreement will continue unchanged except as specifically in this Amendment.

This amendment is singed in duplicate at the dates and places indicated with an effective date of September 1, 2000.

Phoenix Home Life	Annuity And Life
Mutual Insurance Company	Reassurance LTD.

Approved By:	Approved By:

Title:	SVP	Title:	V.P.

Date:	11/14/00	Date:	11/30/2000

EXHIBIT A - Amended
(Effective September 1, 2000)

REINSURANCE COVERAGE

I.	REINSURANCE COVERAGE

We will retain 20% and cede 80% of each risk on a first dollar quota share basis, up to the Retention Limit shown in Section II. below, of net retained amounts on Single Life, Joint First-to-Die and Joint Last-to-Die policies we issued which were in force at October 1, 1998, and for new policies issued October 1, 1998 and later.

Riders for Single Life Policies:

Optionterm Rider

Rider for Joint Life Policies
Four Year Term Rider
Optionterm Rider

Minimum coverage amount is $1,000. When the face amount of the coverage drops below $1,000, the reinsurance will terminate under this Agreement.

Reinsurance coverage will provide neither loan nor cash surrender values.

IL	RETENTION LIMITS

A.	LIFE

We will retain 20% of each risk but not to exceed 20% of the amounts shown in the following tables:

Retention limits for Single Life and First-to-Die policies:
Ages	Standard	125% - 200%		225% and Up

0-14	$8,000,000	$2,500,000		$2,500,000
15-70	$8,000,000	$8,000,000		$4,000,000
71-75	$8,000,000	$5,000,000		$1,500,000
76- 80	$8,000,000	$5,000,000		$1,500,000
81-85	$3,000,000	$2,000,000	$	None

EXHIBIT A - Amended
(Effective September 1, 2000)

II.	RETENTION LIMITS - (Continued)

A.	LIFE - (Continued)

Retention limits for Second-to-Die policies:
Ages	Standard	125% - 200%		225% and Up

0- 14	$10,000,000	$3,000,000		$3,000,000
15-70	$10,000,000	$10,000,000		$5,000,000
71-75	$10,000,000	$6,000,000		$5,000,000
76-80	$10,000,000	$6,000,000		$5,000,000
81-85	$3,000,000	$2,000,000	$	None

Where one life is rated uninsurable, use the regular Single Life retention limits for the insurable life.

1)	In the following risk categories our retention limits will be the lesser of:

•	the retention shown for each category, or

•	our retention as stated above

a)	Tumors requiring a waiting period greater than 2 years:
End of Treatment within 5 years	$2,500,000
End of Treatment greater than 5 years and less than 15 years	$5,000,000
Thereafter	$8,000,000

Particularly well followed and documented cases may qualify for full retention in the 11th years. Questions on this point should be referred to the Medical Director.

b)	Civilian Aviation	$5,000,000

2)	When a contract that we issue directly covers a life on which we have already retained some of the benefit as assumed reinsurance, our direct retention will be reduced by the retention on the reinsurance assumed. Thus, our total corporate retention will not exceed our direct retention.

EXHIBIT A- Amended

(Effective September 1,2000)

II.	RETENTION LIMITS - (Continued)

A.	LIFE - (Continued)

Additional Notes:

Our retention on joint life first-to-die plans will be determined and retained for each life individually, subject to the maximum retention limit shown above. Each life will be considered a separate policy.

B.	WAIVER OF PREMIUM DISABILITY

Waiver of Premium Disability Benefit is not reinsured under this Agreement.

C.	ACCIDENTAL DEATH BENEFITS

Accidental Death Benefits are not reinsured under this Agreement.

III.	AUTOMATIC ACCEPTANCE LIMITS

A.	LIFE

You will accept automatically 10% of each risk. For the purposes of this Agreement, the maximum binding in all reinsurers is shown in the following table:

Acceptance limits for Single Life and First-to-Die policies:
Ages	Standard	125%-200%		225% and Up

0-14	$6,400,000	$2,000,000		$2,000,000
15-70	$6,400,000	$6,400,000		$3,200,000
71-75	$6,400,000	$4,000,000		$1,200,000
76- 80	$6,400,000	$4,000,000		$1,200,000
81-85	$2,400,000	$1,600,000	$	None

EXHIBIT A- Amended

(Effective September 1,2000)

II.	AUTOMATIC ACCEPTANCE LIMITS - (Continued)

A.	LIFE - (Continued)

Acceptance limits for Second-to-Die policies:
Ages	Standard	125% - 200%		225% and Up

0-14	$8,000,000	$2,400,000		$2,400,000
15-70	$8,000,000	$8,000,000		$4,000,000
71-75	$8,000,000	$4,800,000		$4,000,000
76- 80	$8,000,000	$4,800,000		$4,000,000
81-85	$2,400,000	$1,600,000	$	None

Automatic Acceptance Limits for risks in which we keep a reduced retention, as shown in Section II. A. 1) of this Exhibit will be 80% of the appropriate retention limit.

B.	WAIVER OF PREMIUM

Waiver of Premium Benefits are not reinsured under this Agreement.

C.	ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement.

IV.	EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE

Automatic reinsurance coverage will not be available in the following situations:

1.	The policy is part of any special program that we offer, including:

a)	experimental or limited retention programs, including but not limited to cancer, diabetes, aviation or coronary risks;

b)	external replacement and/or conversion programs other than contractual conversions or exchanges of the original policy.

2.	The policy is a result of a conversion from group insurance, unless you agree otherwise.

EXHIBIT A- Amended

(Effective September 1,2000)

REINSURANCE RATES AND ALLOWANCES

I.	NET AMOUNT AT RISK CALCULATION

Single Life Plans:

The Net Amount at Risk in any policy year will be the difference between the face amount of life benefit reinsured and the total cash value, taken to the nearest dollar, as of the policy anniversary occurring at the end of that year. When the original policy is issued on a decreasing term plan or on a level term plan with a duration of twenty years or less, the cash values will be disregarded.

First-to-Die Plans:

Each insured life is considered a separate policy. The Net Amount at Risk for First-to-Die Plans is calculated on each life individually using the same procedures as described for Single Life Plan, above. In cases where the Optionterm face amount is different for the two lives, the actual amount for each insured will be used to calculate the Net Amount at Risk for each life.

Second-to-Die Plans:

During the joint lifetime of the insureds, the net amount at risk for each insured will be equal to the difference between the cash value of the policy after the death of that insured and the cash value of the policy during the joint lifetimes of all insureds. After the first death, the Net Amount at Risk will be the difference between the face amount of life benefit reinsured and the cash value, taken to the nearest dollar, as of the policy anniversary occurring at the end of that year.

II.	RATES FOR LIFE REINSURANCE

Single Life Plans

We will pay you rates based on the 1975-80 Basic Select & Ultimate Age Nearest Birthday Mortality Table, multiplied by the following percentages and divided by 12:

EXHIBIT C - Continued - Amended (Effective September 1, 2000)

II.	RATES FOR LIFE REINSURANCE – (Continued)

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

First-to-Die Plans

The rates will be based on the sum of the single life rates for the two net amounts at risk for each life.

EXHIBIT C - Continued - Amended (Effective September 1, 2000)

II.	RATES FOR LIFE REINSURANCE – (Continued)

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

EXHIBIT C - Continued - Amended (Effective September 1, 2000)

II.	RATES FOR LIFE REINSURANCE – (Continued)

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

EXHIBIT C - Continued - Amended
(Effective September 1, 2000)

V.

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

VI.	RATES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

Waiver of Premium Disability Benefits are not reinsured under this Agreement.

VII.	RATES FOR ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement.

VIII.	PREMIUM TAXES

You will not reimburse us for premium taxes for reinsurance ceded under this Agreement.

IX.	RECAPTURE PERIOD

Recapture will be allowed after ten years. We reserve the right to recapture all business in force under this Agreement after such business has been in force for ten years.

EXHIBIT C - Continued - Amended (Effective September 1, 2000)

X.	CONVERSIONS

For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, “conversions” will mean continuations, rollovers, exchanges and/or internal replacements. Where the conversion is within the closed block, i.e. from one Servidata policy to another, the rates charged will be those shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis.

Where the conversion is from a Servidata policy to a non-Servidata policy on an attained age basis with normal underwriting, we will consider the policy terminated and will recapture all benefits as of the conversion date.

XI.	EXPERIENCE REFUND

Reinsurance under this Agreement is not eligible for an Experience Refund.

AMENDMENT No. 3

to the

AUTOMATIC REINSURANCE AGREEMENT No. 2846
EFFECTIVE October 1, 1998

between

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

of

East Greenbush, New York

as Ceding Company: referred to as We, Us and Our

and

ANNUITY AND LIFE REASSURANCE LTD.

of

Hamilton, Bermuda

as Reinsurer: referred to as You and Your

Exhibit C- Reinsurance Rates And Allowances is hereby amended to reflect the attached Exhibit C Amended, effective January 1,2000. This amendment reflects a modification to add the Advantage Series Underwriting Classes for Whole Life Success, TLS-ART, TLS 10+, Survivor Legacy, Joint Life Protector products.

All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates and places indicated with an effective date of January 1, 2000.

Phoenix Home Life	Annuity And Life
Mutual Insurance Company	Reassurance LTD.

Approved By:	Approved By:

Title:	SVP	Title:	VP

Date:	11.17.00	Date:	11.30.00

EXHIBIT C - Amended (Effective January 1, 2000)

REINSURANCE RATES AND ALLOWANCES

I.	NET AMOUNT AT RISK CALCULATION

Single Life Plans:

The Net Amount at Risk in any policy year will be the difference between the face amount of life benefit reinsured and the total cash value, taken to the nearest dollar, as of the policy anniversary occurring at the end of that year. When the original policy is issued on a decreasing term plan or on a level term plan with a duration of twenty years or less, the cash values will be disregarded.

First-to-Die Plans:

Each insured life is considered a separate policy. The Net Amount at Risk for First-to-Die Plans is calculated on each life individually using the same procedures as described for Single Life Plan, above. In cases where the Optionterm face amount is different for the two lives, the lower amount will be used to calculate the Net Amount at Risk for each life.

Second-to-Die Plans:

During the joint lifetime of the insureds, the net amount at risk for each insured will be equal to the difference between the cash value of the policy after the death of that insured and the cash value of the policy during the joint lifetimes of all insureds. After the first death, the Net Amount at Risk will be the difference between the face amount of life benefit reinsured and the cash value, taken to the nearest dollar, as of the policy anniversary occurring at the end of that year.

II.	RATES FOR LIFE REINSURANCE

Single Life Plans:

We will pay you rates based on the 1975-80 Basic Select & Ultimate Age Nearest Birthday Mortality Table, multiplied by the following percentages and divided by 12:

EXHIBIT C - Continued - Amended (Effective January 1, 2000)

II.

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

First-to-Die Plans

The rates will be based on the sum of the single life rates for the two net amounts at risk for each life.

EXHIBIT C - Continued - Amended (Effective January 1, 2000)

II.	RATES FOR LIFE REINSURANCE – (Continued)

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

EXHIBIT C - Continued - Amended (Effective January 1, 2000)

II.	RATES FOR LIFE REINSURANCE – (Continued)

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

EXHIBIT C - Continued - Amended
(Effective January 1, 2000)

V.	RATES FOR FLAT EXTRA RATINGS

Substandard risks issued at flat extra ratings will be coinsured. We will pay you the appropriate portion of the flat extra premium charged the insured less the following allowances:

Duration	First Year	Renewal Years
Over Five Years	100%	10%
Five Years or Less	10%	10%

VI.	RATES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

Waiver of Premium Disability Benefits are not reinsured under this Agreement.

VII.	RATES FOR ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement.

VIII.	PREMIUM TAXES

You will not reimburse us for premium taxes for reinsurance ceded under this Agreement.

IX.	RECAPTURE PERIOD

Recapture will be allowed after ten years. We reserve the right to recapture all business in force under this Agreement after such business has been in force for ten years.

EXHIBIT C - Continued - Amended
(Effective January 1, 2000)

X.	CONVERSIONS

For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, “conversions” will mean continuations, rollovers, exchanges and/or internal replacements. Where the conversion is within the closed block, i.e. from one Servidata policy to another, the rates charged will be those shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis.

Where the conversion is from a Servidata policy to a non-Servidata policy on an attained age basis with normal underwriting, we will consider the policy terminated and will recapture all benefits as of the conversion date.

XI.	EXPERIENCE REFUND

Reinsurance under this Agreement is not eligible for an Experience Refund.

AMENDMENT No. 2

to the

AUTOMATIC REINSURANCE AGREEMENT No. 2846
EFFECTIVE October 1, 1998

between

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
of
East Greenbush, New York

as Ceding Company: referred to as We, Us and Our

and

ANNUITY AND LIFE REASSURANCE LTD.

of
Hamilton, Bermuda

as Reinsurer: referred to as You and Your

Exhibit A - Reinsurance Coverage is hereby amended to reflect the attached Exhibit A-Amended, effective October 1,1998. This Amendment reflects a correction to the Automatic Acceptance Limits on Single Life and First-to-Die policies for the 125%-200% category.

All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates and places indicated with an effective date of October 1, 1998.

Phoenix Home Life	Annuity And Life
Mutual Insurance Company	Reassurance LTD.

Approved By:	Approved By:

Title:	SVP	Title:	VP

Date:	11.17.00	Date:	11.30.00

EXHIBIT A- Amended
(Effective October 1, 1998)

REINSURANCE COVERAGE

I.	REINSURANCE COVERAGE

We will retain 20% and cede 80% of each risk on a first dollar quota share basis, up to the Retention Limit shown in Section II. below, of net retained amounts on Single Life, Joint First-to-Die and Joint Last-to-Die policies we issued which were in force at October 1,1998, and for new policies issued October 1, 1998 and later.

Riders for Single Life Policies:
Optionterm Rider

Rider for Joint Life Policies:
Four Year Term Rider
Optionterm Rider

Reinsurance coverage will provide neither loan nor cash surrender values.

II.	RETENTION LIMITS

A.	LIFE

We will retain 20% of each risk but not to exceed 20% of the amounts shown in the following tables:

Retention limits for Single Life and First-to-Die poliicies:
Ages	Standard	125%-200%	225% and Up

0- 14	$8,000,000	$2,500,000		$2,500,000
15-70	$8,000,000	$8,000,000		$4,000,000
71 -75	$8,000,000	$5,000,000		$1,500,000
76-80	$8,000,000	$5,000,000		$1,500,000
81 -85	$3,000,000	$2,000,000	$	None

EXHIBIT A - Amended
(Effective October 1, 1998)

II	RETENTION LIMITS - (Continued)

A.	LIFE - (Continued)

Retention limits for Second-to-Die policies:
Ages	Standard	125%-200%	225% and Up

0- 14	$10,000,000	$3,000,000		$3,000,000
15-70	$10,000,000	$10,000,000		$5,000,000
71 -75	$10,000,000	$6,000,000		$5,000,000
76-80	$10,000,000	$6,000,000		$5,000,000
81 -85	$3,000,000	$2,000,000	$	None

Where one life is rated uninsurable, use the regular Single Life retention limits for the insurable life.

1)	In the following risk categories our retention limits will be the lesser of:

•	the retention shown for each category, or

•	our retention as stated above

a)	Tumors requiring a waiting period greater than 2 years:

End of Treatment within 5 years	$2,500,000
End of Treatment greater than 5 years and less than 15 years	$5,000,000
Thereafter	$8,000,000

Particularly well followed and documented cases may qualify for full retention in the 11th years. Questions on this point should be referred to the Medical Director.

b)	Civilian Aviation	$5,000,000

2)	When a contract that we issue directly covers a life on which we have already retained some of the benefit as assumed reinsurance, our direct retention will be reduced by the retention on the reinsurance assumed. Thus, our total corporate retention will not exceed our direct retention.

EXHIBIT A - Amended
(Effective October 1, 1998)

II.	RETENTION LIMITS - (Continued)

A.	LIFE - (Continued)

Additional Notes:

Our retention on joint life first-to-die plans will be determined and retained for each life individually, subject to the maximum retention limit shown above. Each life will be considered a separate policy,

B.	WAIVER OF PREMIUM DISABILITY

Waiver of Premium Disability Benefit is not reinsured under this Agreement.

C.	ACCIDENTAL DEATH BENEFITS

Accidental Death Benefits are not reinsured under this Agreement.

III.	AUTOMATIC ACCEPTANCE LIMITS

A.	LIFE

You will accept automatically 10% of each risk. For the purposes of this Agreement, the maximum binding in all reinsurers is shown in the following table:

Acceptance limits for Single Life and First-to-Die policies:
Ages	Standard	125%-200%	225% and Up

0-14	$6,400,000	$2,000,000		$2,000,000
15-70	$6,400,000	$6,400,000		$3,200,000
71-75	$6,400,000	$4,000,000		$1,200,000
76-80	$6,400,000	$4,000,000		$1,200,000
81-85	$2,400,000	$1,600,000	$	None

EXHIBIT A - Amended
(Effective October 1, 1998)

III.	AUTOMATIC ACCEPTANCE LIMITS – (Continued)

A.       LIFE - (Continued)

Acceptance limits for Second-to-Die policies:
Ages	Standard	125%-200%	225% and Up

0-14	$8,000,000	$2,400,000		$2,400,000
15-70	$8,000,000	$8,000,000		$4,000,000
71-75	$8,000,000	$4,800,000		$4,000,000
76-80	$8,000,000	$4,800,000		$4,000,000
81-85	$2,400,000	$1,600,000	$	None

Automatic Acceptance Limits for risks in which we keep a reduced retention, as shown in Section II. A. 1) of this Exhibit will be 80% of the appropriate retention limit.

B.	WAIVER OF PREMIUM

Waiver of Premium Benefits are not reinsured under this Agreement.

C.	ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement.

IV.	EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE

Automatic reinsurance coverage will not be available in the following situations:

1.	The policy is part of any special program that we offer, including:

a)	experimental or limited retention programs, including but not limited to cancer, diabetes, aviation or coronary risks;

b)	external replacement and/or conversion programs other than contractual conversions or exchanges of the original policy.

2.	The policy is a result of a conversion from group insurance, unless you agree otherwise.

AMENDMENT No. 1

to the

AUTOMATIC REINSURANCE AGREEMENT No. 2846
EFFECTIVE October 1, 1998

between

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
of
East Greenbush, New York
(Administrative Offices in Hartford, Connecticut)

as Ceding Company: referred to as We, Us and Our

and

ANNUITY AND LIFE REASSURANCE LTD.

of

Hamilton, Bermuda

as Reinsurer: referred to as You and Your

Arcticle VII - Recapture is hereby amended to reflect the attached Article VII, effective October 1, 1998. This amendment reflects a change in the recapture period.

All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates and places indicated with an effective date of October 1, 1998.

Phoenix Home Life	Annuity And Life
Mutual Insurance Company	Reassurance LTD.

Approved By:	Approved By:

Title:	Contirller	Title:	Vice President

Date:	7/14/00	Date:	7/21/2000

ARTICLE VII - RECAPTURE (Amended)
Effective October 1, 1998

1.	Basis of Recapture

Recapture will be allowed under this Agreement only in the following circumstances:

a)	You elect to increase the premium rates shown in Exhibit C, as discussed in Article V (Reinsurance Rates and Payments); or

b)	We elect to recapture all business reinsured under this Agreement; or

c)	We increase our quota share percentage shown in Exhibit A.

Policies will be eligible for recapture under paragraphs b) and c) above when the policy has been in force under this Agreement for the Recapture Period shown in Exhibit C, Section IX (Recapture Period). The recapture period will always be measured from the original policy issue date for new business issued October 1, 1998 and after, and from October 1, 1998 for all policies issued prior to that date. Policies will be eligible for recapture under paragraph a) above as of the effective date of the rate increase, regardless of issue date. The recapture will be without penalty.

2.	Method of Recapture

We will give you written notice of our intention to recapture and the effective date that the recapture will occur. If the basis for recapture is other than a rate increase, as described in paragraph 1 .a) above, such notice will be at least ninety days prior to the effective date.

If we elect to recapture all business reinsured under this Agreement, as described in paragraphs l.a) or l.b) above, all reinsurance will be terminated as of the effective date. If recapture is the result of an increase in our quota share percentage, as described in paragraph 1 x), the risk reinsured will be reduced proportionately as of the effective date.

If we omit or overlook the recapture of any eligible policy or policies, your acceptance of reinsurance payments after the date the recapture would have taken place will not cause you to be liable for the amount of the risk that would have been recaptured. You will be liable only for a refund of reinsurance payments received, without interest.

P.O. Box HM 98 Hamilton, HM AX	Annuity and LIfe Re

Bermuda
Tel: 441-298-9904
Fax:441-296-7665
e-mail: bmills@alre.bm

Fax

To:	James Davis	From:	Bob Mills
Fax:	860-403-1490	Pages:	1
Phone:	860-403-2231	Date:	03/08/99
Re	Letter to Richard Tucker	CC:	R. Tucker

This fax responds to your letter of February 18, 1999 to Richard Tucker. I apologize for the delay in responding, but mail to Bermuda is slow as we Just received your letter today.

Other than evidence that both insureds are alive, we have no problem in allowing this conversion option, i am assuming that such evidence would be developed through both insureds signing the conversion form.

Phoenix Home Life Mutual Insurance Company	100 Bright Meadow Boulevard PO Box 1900 Enfield CT 06083-1900	Phone 860 403-2231 Fax 860 403-1490

JAMES B. DAVIS, FLMI, AALU Assistant Vice President and Chief Underwriter

February 18, 1999 Mr. Richard Tucker A & L Re P. O. Box HM98 Hamilton, HM-AX Bermuda

Dear Mr. Tucker

I am writing today to you as a member of the reinsurance pool which covers Phoenix’s traditional business. We have been asked to consider making a change to allow conversion of Optionterm within our Survivorship Legacy second-to-die product and I am asking that you consider allowing this change. Optionterm, as I am sure you know, it term insurance purchased with dividends.

Currently, the Optionterm on SRL rider is not convertable. This differs from Optionterm on our single life plans which is convertable. What is being proposed is that we would allow the conversion without evidence of insurability within the first two years, if the original issue is over 2 years prior, we would require a non-medical part II be completed and reviewed by Underwriting with the caveat that additional evidence could be required. The term coverage could only be converted over to another second-to-die plan; either traditional Survivorship Legacy or variable Estate Edge and be treated as new business.

To allow conversion within the first two years, we would require

- Old policy or Lost Policy Form

- Conversion Form

- illustration

- Request for Policy Change Form

To allow conversion over 2 years from issue we would require

-Old policy or Lost Policy Form

-Conversion Form -Illustration

-Request for Policy Change Form including medical history.

Please review this requested change and let me know if you have any questions or concerns.

Sincerely,

AUTOMATIC REINSURANCE AGREEMENT NO. 2846

EFFECTIVE OCTOBER 1, 1998

between

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

Of

East Greenbush, New York

(Administrative Offices in Enfield, Connecticut)

as Ceding Company: referred to as We, Us and Our

and

ANNUITY AND LIFE REASSURANCE LTD.

Of

Hamilton, Bermuda

as Reinsurer: referred to as You and Your

ARTICLES

Article I	Scope of the Agreement Parties to the Agreement Effective Date of the Agreement Scope of the Agreement Duration of the Agreement	Page 1

Article II	Reinsurance Coverage Automatic Reinsurance Basis of Reinsurance	Page 2

Article III	Procedures Automatic Reinsurance Policy Expenses Reference Materials	Page 2

Article IV	Liability Automatic Reinsurance Continuation of Liability	Page 3

Article V	Reinsurance Rates and Payments Reinsurance Rates Payments Tax Reimbursement Experience Refund	Page 3

Article VI	Changes to the Reinsurance Errors and Oversights Misstatement of Age or Sex Changes to the Underlying Policy Reductions, Terminations and Reinstatements	Page 6

Article VII	Recapture Basis of Recapture Method of Recapture	Page 7

Continued...

ARTICLES

Article VIII	Claims Notice of Claim Settlement of Claims Contestable Claims Claim Expenses Extra Contractual Damages	Page 8

Article IX	Arbitration Basis for Arbitration Negotiation Arbitration Proceedings	Page 11

Article X	Insolvency	Page 13

Article XI	Inspection of Records	Page 13

Article XII	Execution of the Agreement	Page 14

Continued...

EXHIBITS

Exhibit A	Reinsurance Coverage
Reinsurance Coverage
Retention Limits
Automatic Acceptance Limits

Exhibit B	Reinsurance Administration
Monthly Billing Report
Quarterly In Force Listing

Exhibit C	Reinsurance Rates and Allowances
Net Amount at Risk Calculation
Rates for Life Reinsurance
Policy Fee
Rates for Substandard Table Ratings
Rates for Flat Extra Ratings
Rates for Waiver of Premium Disability Benefit
Rates for Accidental Death Benefit
Premium Taxes
Recapture Period
Conversions
Experience Refund
1975-80 Basic Select and Ultimate Mortality Tables

ARTICLE I - SCOPE OF THE AGREEMENT

1.	Parties to the Agreement

We mutually agree to transact reinsurance according to the terms of this Agreement. This Agreement is for indemnity reinsurance and we are the only two parties to the Agreement. There will be no right or legal relationship whatsoever between you as reinsurer and any other person having an interest of any kind in policies reinsured under this Agreement.

2.	Effective Date of the Agreement

This Agreement will go into effect at 12:01 A.M., October 1, 1998, and will cover policies effective on and after that date.

3.	Scope of the Agreement

The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement between us. There are no other understandings or agreements between us regarding the policies reinsured other than as expressed in this Agreement. We may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment which has been signed by both of us.

4.	Duration of the Agreement

The duration of this Agreement will be unlimited. However, either one of us may terminate the Agreement at any time by giving the other ninety days prior written notice. You will continue to accept new reinsurance during the ninety-day period.

Existing reinsurance will not be affected by the termination of this Agreement for new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the underlying policy on which reinsurance is based, as long as we continue to pay reinsurance premiums as shown in Article V (Reinsurance Rates and Payment). However, you will not be liable for any claims or premium refunds which are not reported to you within one hundred eighty days following the termination or expiry of the last cession reinsured under this Agreement.

ARTICLE II - REINSURANCE COVERAGE

1.	Automatic Reinsurance

You will accept automatically reinsurance of life benefits on our net retained amounts of individually underwritten ordinary life policies which are administered on our Servidata system, in agreement with the provisions and limitations shown in Exhibit A (Reinsurance Coverage).

You will also accept automatically reinsurance of riders and supplementary benefits written with the covered life benefits, but only to the extent that the riders and supplementary benefits are specifically shown in Exhibit A (Reinsurance Coverage), Part I.

We have the right to modify our retention limits as well as the quota share percentage we retain as shown in Exhibit A (Reinsurance Coverage), Part II at any time. We will notify you in writing before we can cede any new reinsurance on the basis of the revised retention limits or quota share percentage. We will prepare a treaty amendment which will serve as our mutual written approval of the change.

You reserve the right to amend the Automatic Acceptance Limits shown in Exhibit A (Reinsurance Coverage), Part HI if we modify our retention limits or the quota share percentage we retain.

2.	Basis of Reinsurance

Life reinsurance under this Agreement will be on the Yearly Renewable Term plan for the net amount at risk on the portion of the original policy that is reinsured with you. The net amount at risk for any policy period will be calculated according to Exhibit C (Reinsurance Rates and Allowances), Pail I.

Riders or supplementary benefits ceded with life benefits will be reinsured as shown in Exhibit C. Any differences in the net amount at risk calculation for these benefits will be shown in Exhibit C.

ARTICLE III - PROCEDURES

1.	Automatic Reinsurance

Subject to Article V (Reinsurance Rates and Payment) and Exhibit B (Reinsurance Reporting Forms and Reinsurance Administration), changes to existing reinsurance will be shown on our periodic billing report.

ARTICLE III - PROCEDURES

2.	Policy Expenses

We will bear the expenses of all medical examinations, inspection fees and other charges incurred in connection with reinstatements or reentries.

3.	Reference Materials

Upon request we will provide you with any reference materials which you may require for proper administration of reinsurance ceded under this Agreement.

ARTICLE IV - LIABILITY

1.	Automatic Reinsurance

Your liability for reinsurance placed automatically under this Agreement will begin and end simultaneously with our liability for the underlying policy on which reinsurance is based, subject to the Agreement effective date shown in Article VI (Scope of the Agreement), Section 2.

2.	Continuation of Liability

Continuation of our liability is conditioned on our payment of reinsurance premiums as shown in Article V (Reinsurance Rates and Payment) and is subject to Article VI (Changes to the Reinsurance) and Article VII (Recapture).

ARTICLE V - REINSURANCE RATES AND PAYMENTS

1.	Reinsurance Rates

Reinsurance rates that we will pay you for business covered under this Agreement are shown in Exhibit C. The reinsurance rate payable for any cession for any accounting period will be calculated on the basis of the net amount risk reinsured as of that period.

Procedures and details of reinsurance rate calculation for any benefits or riders ceded under this Agreement are shown in Exhibit C.

ARTICLE V - REINSURANCE RATES AND PAYMENTS

1.	Reinsurance Rates - (Continued)

All financial transactions under this Agreement will be in United States dollars, unless we mutually agree to use other currencies, Specifications of the currencies and details of currency conversion procedures will be shown in Exhibit C if necessary.

2.	Payments

We will self-administer the periodic reporting of our statements of account and payment of balances due to you as shown in Exhibit B.

Within thirty days after the close of each reporting period, we will send you a statement of account for that period along with payment of the full balance due. If the statement of account shows a balance due us, you will remit that amount to us within thirty days of your receipt of the statement of account.

Our timely payment of reinsurance premiums is a condition precedent to your continued liability. If we have not paid the balance due you by the thirty-first day following the close of the reporting period, you have the right to give us thirty days’ written notice of your intention to terminate the reinsurance on which the balance is due and unpaid. At the end of this thirty-day period, your liability will automatically terminate for all reinsurance on which balances remain due and unpaid, including reinsurance on which balances became due and unpaid during and after the thirty-day notice period. Even though you have terminated the reinsurance, we will continue to be liable for the payment of unpaid balances along with interest charges calculated from the due date shown above to the date of payment. The interest rate payable will be the same that we charge for delinquent premiums on our individual life insurance policies.

We may reinstate reinsurance terminated for non-payment of balances due at any time within sixty days of the date of termination, by paying you all balances due and interest charged in full. However, you will have no liability for claims incurred between the termination date and the reinstatement date.

3.	Tax Reimbursements

Details of any reimbursement of premium taxes that we pay on behalf of reinsurance payments to you are shown in Exhibit C, Section VIII. (Premium Taxes).

ARTICLE V - REINSURANCE RATES AND PAYMENTS

3.	Tax Reimbursements - (Continued)

Proxy DAC Tax: Proxy DAC Tax payments will be made between you and us as a part of the regular periodic reporting and settlement. The payments, which will be calculated according to the formulas shown below, are intended to economically mirror a reinsurance transaction between us and a United States domiciled reinsurance company.

Definitions

NCY	Net Consideration, calendar year Y
ACY	Amount Capitalized, calendar year Y
Amorty	Amount amortized in calendar year Y
DACy	Proxy DAC Tax payment in calendar year Y

Net Consideration

NC y = Net cash flow, exclusive of Proxy DAC Tax payment in Year Y

          = Reinsurance Premium - Claim Recoverables - Excise Tax Reimbursement

Amount Capitalized

ACy = .077 * NCy

Amount Amortized

Proxy DAC Tax Payment

DACy= .35*(ACy– Amorty)

If DAC is positive, it is payable to us; if negative, it is payable to you.

Federal Excise Tax: In the event that Federal Excise Tax is applicable to premiums ceded to you, and such premiums are not exempt from Federal Excise Tax as a result of the operation of any statute, regulation or tax treaty, you will allow us to deduct Federal Excise Tax in the amount of 1% of the applicable percentage of the premium payable to you. We will collect the Federal Excise Tax due and remit the amount payable to the appropriate taxing authority.

ARTICLE V - REINSURANCE RATES AND PAYMENTS

4.	Experience Refund

Details of any Experience Refund payable to us will be shown in Exhibit C. Section XI, (Experience Refund).

ARTICLE VI - CHANGES TO THE REINSURANCE

1.	Errors and Oversights

If either of us fail to comply with any of the provisions of this Agreement because of an unintentional oversight or misunderstanding, the underlying status of this Agreement will not be changed. Both of us will be restored to the position we would have occupied had no such oversight nor misunderstanding occurred.

2.	Misstatement of Age or Sex

If the misstatement of the age or sex of a reinsured life causes an increase or reduction in the amount of insurance in our underlying policy, we will both share in the change in proportion to our original liabilities at the time the policy was issued.

3.	Changes to the Underlying Policy

a)	All changes. If any change is made to the underlying policy, the reinsurance will change accordingly. We will notify you of the change and the appropriate premium adjustment on our periodic statement of account.

b)	Extended Term and Reduced Paid-Up Insurance. If any policy reinsured under this Agreement converts to Extended Term Insurance or Reduced Paid- Up Insurance, the net amount at risk reinsured will be adjusted as appropriate and reinsurance will be continued in accordance with the provisions of the underlying policy. Reinsurance payments for the adjusted policy will be calculated on the basis of the original issue age of the insured and the duration of the original policy at the time the adjustment became effective, i.e. point-in-scale basis.

ARTICLE VI - CHANGES TO THE REINSURANCE

4.	Reductions, Terminations and Reinstatements

If any part of the underlying coverage on a life reinsured under this Agreement is reduced or terminated, the amount of reinsurance will also be reduced or terminated to the extent that we will continue to maintain our appropriate retention limit as shown in Exhibit A. We will not be required to assume amounts in excess of the retention limit that was in force when the affected policy or policies were issued.

If a policy reinsured under this Agreement is lapsed or terminated, the reinsurance will also terminate.

If a policy reinsured automatically lapses and is reinstated in accordance with our standard rules and procedures, reinsurance for the amount at risk effective at the time of the lapse will be reinstated automatically at the date of reinstatement of the policy. We will notify you of the reinstatement on our periodic statement of account. We will send you copies of our reinstatement papers only upon request.

We will notify you of all reinstatements on our periodic statement of account, and we will pay all reinsurance payments due from the date of reinstatement to the date of the current statement of account, including a proportionate share of interest collected. Thereafter, reinsurance payments will be in accordance with Article V. (Reinsurance Rates and Payments).

ARTICLE VII - RECAPTURE

1.	Basis of Recapture

Recapture will be allowed under this Agreement only in the following circumstances:

a)	You elect to increase the premium rates shown in Exhibit C, as discussed in Article V (Reinsurance Rates and Payments; or

b)	We elect to recapture all business reinsured under this Agreement; or

c)	We increase our quota share percentage shown in Exhibit A.

ARTICLE VII - RECAPTURE

1.	Basis of Recapture - (Continued)

Policies will be eligible for recapture under paragraphs b) and c) above when the policy has been in force under this Agreement for the Recapture Period shown in Exhibit C, Section IX (Recapture Period), The recapture period will always be measured from the original policy issue date. Policies will be eligible for recapture under paragraph a) above as of the effective date of the rate increase, regardless of issue date.

2.	Method of Recapture

We will give you written notice of our intention to recapture and the effective date that the recapture will occur. If the basis for recapture is other than a rate increase, as described in paragraph 1 .a) above, such notice will be at least ninety days prior to the effective date.

If we elect to recapture all business reinsured under this Agreement, as described in paragraphs 1 .a) or 1 .b) above, all reinsurance will be terminated as of the effective date. If recapture is the result of an increase in our quota share percentage, as described in paragraph 1 .c), the risk reinsured will be reduced proportionately as of the effective date.

If we omit or overlook the recapture of any eligible policy or policies, your acceptance of reinsurance payments after the date the recapture would have taken place will not cause you to be liable for the amount of the risk that would have been recaptured. You will be liable only for a refund of reinsurance payments received, without interest.

ARTICLE VIII - CLAIMS

1.	Notice of Claim

Claims will be reported and administered on a bulk basis. We will give you notification of all incurred and settled claims on our monthly statement of account.

ARTICLE VIII - CLAIMS

2.	Settlement of Claims

Claim payments will be applied against premium payments. If the amount of claim payment due us exceeds the amount of premium payment due you, you will remit the balance due us within thirty days of your receipt of the statement of account. You will accept our good faith decision in settling any claim except as specified in this Article.

You will be consulted and provided with claim documentation for contestable claims with face amounts in excess of $1,000,000 and for contestable claims with face amounts of $1,000,000 and under where we elect to deny, rescind or reduce the claim payment. We will provide notification on our monthly claims reports for non-contestable claims and for rescissions of policies where the insured is still alive.

However, your consultative privileges will not impair our freedom to determine the proper action on and settlement of the claim, and you will be bound by our good faith settlement.

Our claim settlements will be administered according to the standard procedures . we apply to all claims, whether reinsured or not.

3.	Contestable Claims

We will immediately notify you if we intend to contest, compromise or litigate a claim involving reinsurance. If you prefer not to participate in the contest, you will notify us of your decision within fifteen days of your receipt of all documents requested, and you will immediately pay us the full amount of reinsurance due. Once you have paid your reinsurance liability, you will not be liable for legal and/or investigative expenses and you will have no further liability for expenses associated with the contest, compromise or litigation.

When you agree to participate in a contest, compromise or litigation involving reinsurance, we will give you prompt notice of the beginning of any legal proceedings involving the contested policy. We will promptly furnish you with copies of all documents pertaining to a lawsuit or notice of intent to file a lawsuit by any of the claimants or parties to the policy.

ARTICLE VIII - CLAIMS

3.	Contestable Claims - (Continued)

You will share in the payment of legal or investigative expenses relating to a contested claim in the same proportion as your liability bears to our liability. You will not reimburse expenses associated with non-reinsured policies.

If our contest, compromise or litigation results in a reduction in the liability of the contested policy, you will share in the reduction in the same proportion that the amount of reinsurance bore to the amount payable under the terms of the policy on the date of death of the insured.

4.	Claim Expenses

You will pay your proportionate share of the following expenses arising out of the settlement 01* litigation of a claim, providing that the expenses are reasonable:

a)	investigative expenses;

b)	attorneys’ fees;

c)	penalties and interest imposed automatically against us by statute and rising solely out of a judgment rendered against us in a suit for policy benefits;

d)	interest paid to the claimant on death benefit proceeds according to our practices.

Your share of claim expenses will be in the same proportion that your liability bears to our liability.

We will be responsible for payment of the following claim expenses:

a)	routine administrative expenses for the home office or elsewhere, including our employees’ salaries;

b)	expenses incurred in connection with any dispute or contest arising out of a conflict in claims of entitlement to policy proceeds or benefits which we admit are payable.

ARTICLE VIII - CLAIMS

5.	Extra Contractual Damages

You will not be liable for nor will you pay any extra contractual damages, including but not limited to consequential, compensatory, exemplary or punitive damages which are awarded against us, or which we pay voluntarily, in settlement of a dispute or claim where damages were awarded as the result of any direct or indirect act, omission or course of conduct undertaken by us, our agents or representatives, in connection with any aspect of the policies reinsured under this Agreement.

You recognize that special circumstances may arise in which you should participate to the extent permitted by law in certain assessed damages. These circumstances are difficult to describe or define in advance but could include those situations in which you were an active party in the act, omission or course of conduct which ultimately resulted in the assessment of the damages. The extent of your participation is dependent upon a good-faith assessment of the relative culpability in each case; but all factors being equal, the division of any such assessment would generally be in the same proportion of the net liability accepted by each party.

ARTICLE IX - ARBITRATION

1.	Basis for Arbitration

We mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practices of the insurance and reinsurance industry. While we agree to act in good faith in our dealings with each other, it is understood and recognized that situations arise in which we cannot reach an agreement.

In the event that any dispute cannot be resolved to our mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings,

2.	Negotiation

Within ten days after one of us has given the other the first written notification of the specific dispute, each of us will appoint a designated officer to attempt to

ARTICLE IX - ARBITRATION

2.	Negotiation - (Continued)

resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers. If the officers cannot resolve the dispute within thirty days of their first meeting, we agree that we will submit the dispute to formal arbitration. However, we may agree in writing to extend the negotiation period for an additional thirty days.

3.	Arbitration Proceedings

No later than fifteen days after the final negotiation meeting, the officers taking part in the negotiation will give both of us written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of three past or present officers of life insurance companies not affiliated with either of us in any way will settle the dispute. Each of us will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third, the choice will be made by the Chairman of the American Arbitration Association.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of the American Arbitration Association which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless we mutually agree otherwise.

Within sixty days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both of us and there will be no further appeal, except that either of us may petition any court having jurisdiction regarding the award rendered by the arbitrators.

ARTICLE IX - ARBITRATION

3.	Arbitration Proceedings - (Continued)

We may agree to extend any of the negotiation or arbitration periods shown in this Article.

Unless otherwise decided by the arbitrators, we will share equally in all expenses resulting from the arbitration, including the fees and expenses of the arbitrators, except that each of us will be responsible for our own attorneys’ fees.

ARTICLE X - INSOLVENCY

1.	If we are judged insolvent, you will pay all reinsurance under this Agreement directly to us, our liquidator, receiver or statutory successor on the basis of our liability under the policy or policies reinsured without decrease because of our insolvency. It is understood, however, that in the event of our insolvency the liquidator, receiver or statutory successor will give you written notice of a pending claim on a policy reinsured within a reasonable time after the claim is filed in the insolvency proceedings. While the claim is pending, you may investigate and interpose at your own expense in the proceedings where the claim is to be adjudicated, any defense which you may deem available to us, our liquidator, receiver or statutory successor. It is further understood that the expense you incur will be chargeable, subject to court approval, against us as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to us solely as a result of the defense you have undertaken. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expenses will be apportioned in accordance with the terms of the reinsurance agreement as though we had incurred the expense.

2.	If you are judged insolvent, you will be considered in default under this Agreement. Amounts due you will be paid directly to your liquidator, receiver or statutory successor without diminution because of your insolvency.

ARTICLE XI - INSPECTION OF RECORDS

1.	Either one of us will have the right at any reasonable time to inspect the original papers, records, books, files or other documents relating directly or indirectly to the reinsurance coverage under this Agreement.

ARTICLE XII - EXECUTION OF THE AGREEMENT

In witness whereof, we have caused this Agreement to be executed in duplicate at the dates and places shown below, by our respective officers duly authorized to do so.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
Enfield, Connecticut

Signature

Corporate Actuary
Title

April 16, 1999
Date of Signature

ANNUITY AND LIFE REASSURANCE LTD.
Hamilton, Bermuda

Signature

Vice President & Chief Actuary
Title

April 30, 1999
Date of Signature

EXHIBIT A

(Effective October 1, 1998)

REINSURANCE COVERAGE

I.	REINSURANCE COVERAGE

We will retain 20% and cede 80% of each risk on a first dollar quota share basis, up to the Retention Limit shown in Section II, below, of net retained amounts 011 Single Life, Joint First-to-Die and Joint Last-to-Die policies we issued which were in force at October 1, 1998, and for new policies issued October 1, 1998 and later.

Riders for Single Life Policies:

Optionterm Rider

Rider for Joint Life Policies
Four Year Term Rider
Optionterm Rider

Reinsurance coverage will provide neither loan nor cash surrender values.

II.	RETENTION LIMITS

A.	LIFE

We will retain 20% of each risk but not to exceed 20% of the amounts shown in the following tables;

Retention limits for Single Life and First-to-Die policies:

Ages	Standard	125% - 200%	225% and Up

0- 14	$8,000,000	$2,500,000		$2,500,000
15-70	$8,000,000	$8,000,000		$4,000,000
71-75	$8,000,000	$5,000,000		$1,500,000
76 - 80	$8,000,000	$5,000,000		$1,500,000
81-85	$3,000,000	$2,000,000	$	None

EXHIBIT A

(Effective October 1,1998)

II.	RETENTION LIMITS - (Continued)

A.	LIFE - (Continued)

Retention limits for Second-to-Die policies:

Ages	Standard	125% - 200%	225% and Up

0- 14	$10,000,000	$3,000,000		$3,000,000
15 - 70	$10,000,000	$10,000,000		$5,000,000
71-75	$10,000,000	$6,000,000		$5,000,000
76-80	$10,000,000	$6,000,000		$5,000,000
81-85	$3,000,000	$2,000,000	$	None

Where one life is rated uninsurable, use the regular Single Life retention limits for the insurable life.

1)	In the following risk categories our retention limits will be the lesser of:

●	the retention shown for each category, or
●	our retention as stated above

a)	Tumors requiring a waiting period greater than 2 years:
	End of Treatment within 5 years	$2,500,000
	End of Treatment greater than 5 years and less than 15 years	$5,000,000
	Thereafter	$8,000,000

Particularly well followed and documented cases may qualify for full retention in the 11th years. Questions on this point should be referred to the Medical Director.

b)	Civilian Aviation	$5,000,000

2)	When a contract that we issue directly covers a life on which we have already retained some of the benefit as assumed reinsurance, our direct retention will be reduced by the retention on the reinsurance assumed. Thus, our total corporate retention will not exceed our direct retention.

Continued...

EXHIBIT A

(Effective October 1,1998)

II.	RETENTION LIMITS - (Continued)

A.	LIFE - (Continued)

Additional Notes:

Our retention on joint life first-to-die plans will be determined and retained for each life individually, subject to the maximum retention limit shown above. Each life will be considered a separate policy.

B.	WAIVER OF PREMIUM DISABILITY

Waiver of Premium Disability Benefit is not reinsured under this Agreement.

C.	ACCIDENTAL DEATH BENEFITS

Accidental Death Benefits are not reinsured under this Agreement.

III.	AUTOMATIC ACCEPTANCE LIMITS

A.	LIFE

You will accept automatically 10% of each risk. For the purposes of this Agreement, the maximum binding in all reinsurers is shown in the following table:

Acceptance limits for Single Life and First-to-Die policies:

Ages	Standard	125% - 200%	225% and Up

0- 14	$6,400,000	$2,500,000		$2,000,000
15- 70	$6,400,000	$6,400,000		$3,200,000
71 - 75	$6,400,000	$5,000,000		$1,200,000
76- 80	$6,400,000	$5,000,000		$1,200,000
81 - 85	$2,400,000	$1,600,000	$	None

Continued...

EXHIBIT A
(Effective October 1,1998)

III.	AUTOMATIC ACCEPTANCE LIMITS - (Continued)

A.	LIFE - (Continued)

Acceptance limits for Second-to-Die policies:

Ages	Standard	125% - 200%	225% and Up

0- 14	$8,000,000	$2,400,000		$2,400,000
15- 70	$8,000,000	$8,000,000		$4,000,000
71 - 75	$8,000,000	$4,800,000		$4,000,000
76- 80	$8,000,000	$4,800,000		$4,000,000
81 - 85	$2,400,000	$1,600,000	$	None

Automatic Acceptance Limits for risks in which we keep a reduced retention, as shown in Section IE. A. 1) of this Exhibit will be 80% of the appropriate retention limit.

B.	WAIVER OF PREMIUM

Waiver of Premium Benefits are not reinsured under this Agreement.

C.	ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement,

IV.	EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE

Automatic reinsurance coverage will not be available in the following situations:

1.	The policy is part of any special program that we offer, including:

a)	experimental or limited retention programs, including but not limited to cancer, diabetes, aviation or coronary risks;

b)	external replacement and/or conversion programs other than contractual conversions or exchanges of the original policy.

2.	The policy is a result of a conversion from group insurance, unless you agree otherwise.

EXHIBIT B
(Effective October 1,1998)

REINSURANCE ADMINISTRATION

Reinsurance administration and premium accounting will be on a self-administered basis. Premiums will be paid and reported on a monthly basis. A detailed listing of all in-force policies and riders as well as pending and settled claims will be provided on a quarterly basis. For each reporting period we will submit to you a statement containing information in general compliance with the following:

I.	MONTHLY BILLING REPORT

Policy Exhibit Data	Number	NAR

Inforce at End of Prior Month

Issued During Month Terminated Due to Death During Month Other Net Changes During Month

Inforce at End of Current Month

Inforce Data (End of Current Month)	Number	NAR

Single Life - Other than Term Single Life - Term Joint Life - 2nd to Die (Both Alive) Joint Life - 2nd to Die (One Alive) Joint Life - 1st to Die

Total All Plans

Continued...

EXHIBIT B - Continued
(Effective October 1,1998)

I.	MONTHLY BILLING REPORT - (Continued)

Accounting Summary	Number	Amount

Premiums

First Year Reinsurance Premiums
Renewal Year Reinsurance Premiums
Less: Premiums Refundable on Claims Reported in Prior Month

Net Reinsurance Premiums

Claims	Number	Amount

Reinsured Claims Paid in Prior Month
Interest Recoverable on Claims Paid in Prior Month
Investigative Expense Recoverable on Claims Paid in Prior Month
Litigation Expense Recoverable on Claims Paid in Prior Month
Total Claim Costs Recoverable

Tax Reimbursements	Amount

DAC Tax Recoverable
Excise Tax Recoverable

Total Tax Reimbursements

Net Amount Reinsurer (PHL, if negative)

Claim Liabilities at End of Month	Number	Liability

Claims in Course of Settlement IBNR Claims

Continued...

EXHIBIT B - Continued
(Effective October 1, 1998)

II	QUARTERLY IN FORCE LISTING

Data for Risk Analysis
(For both Insureds 1 and 2, where appropriate)
First Name
Last Name
Middle Name or Initial
Social Security Number
State/Country of Residence
Policy Number
Plan Code
Plan Name
Policy Categoiy
Date of Birth
Issue Age
Face Amount
Option Term Amount
4 Year Term Rider Amount
Reinsurer Net Amount at Risk
Flat Extra Amount
Flat Extra Duration
Issue Date
Substandard Ratings
Reinsurer Premium Amount
Sex
Underwriting Class

Data for Claims Information
(For both Insureds 1 and 2, where appropriate)
First Name
Last Name
Middle Name or Initial
Social Security Number
Policy Number
Date of Death
Reported Date of Death
Paid Date
Death Benefit Amount
Interest Recoverable
Investigative Expenses Recoverable
Litigation Expenses Recoverable
Premiums Recoverable

EXHIBIT C
(Effective October 1, 1998)

REINSURANCE RATES AND ALLOWANCES

I.	NET AMOUNT AT RISK CALCULATION

Single Life Plans:

The Net Amount at Risk in any policy year will be the difference between the face amount of life benefit reinsured and the total cash value, taken to the nearest dollar, as of the policy anniversary occurring at the end of that year. When the original policy is issued on a decreasing term plan or on a level term plan with a duration of twenty years or less, the cash values will be disregarded.

First-to-Die Plans:

Each insured life is considered a separate policy. The Net Amount at Risk for First-to-Die Plans is calculated on each life individually using the same procedures as described for Single Life Plan, above. In cases where the Optionterm face amount is different for the two lives, the lower amount will be used to calculate the Net Amount at Risk for each life.

Second-to-Die Plans:

During the joint lifetime of the insureds, the net amount at risk for each insured will be equal to the difference between the cash value of the policy after the death of that insured and the cash value of the policy during the joint lifetimes of all insureds. After the first death, the Net Amount at Risk will be the difference between the face amount of life benefit reinsured and the cash value, taken to the nearest dollar, as of the policy anniversary occurring at the end of that year.

II.	RATES FOR LIFE REINSURANCE

Single Life Plans

We will pay you rates based on the 1975-80 Basic Select & Ultimate Age Nearest Birthday Mortality Table, multiplied by the following percentages and divided by 12:

Continued...

EXHIBIT C - Continued
(Effective October 1, 1998)

II.

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

Continued...

EXHIBIT C - Continued
(Effective October 1, 1998)

II.

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

III.	POLICY FEE

No policy fee will be charged.

Continued...

EXHIBIT C - Continued
(Effective October 1, 1998)

IV.

[INFORMATION THAT IS NOT MATERIAL AND WOULD LIKELY CAUSE HARM IF DISCLOSED PUBLICLY REDACTED HERE]

VI.	RATES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

Waiver of Premium Disability Benefits are not reinsured under this Agreement.

VII.	RATES FOR ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement.

VIII.	PREMIUM TAXES

You will not reimburse us for premium taxes for reinsurance ceded under this Agreement.

Continued...

EXHIBIT C - Continued
(Effective October 1, 1998)

IX.	RECAPTURE PERIOD

Recapture will be allowed after ten years. We reserve the right to recapture all business in force under this Agreement after such business has been in force for ten years.

X.	CONVERSIONS

For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, "conversions" will mean continuations, rollovers, exchanges and/or internal replacements. Where the conversion is within the closed block, i.e. from one Servidata policy to another, the rates charged will be those shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis.

Where the conversion is from a Servidata policy to a non-Servidata policy on an attained age basis with normal underwriting, we will consider the policy terminated and will recapture all benefits as of the conversion date.

XI.	EXPERIENCE REFUND

Reinsurance under this Agreement is not eligible for an Experience Refund.

1975-80 Basic Select and Ultimate Mortality Tables - Male ANB - Rates per S1,000
(Effective October 1, 1998)

Age/Dur	1	2	3	4	5	6	7	8	9
0	1.23	0.74	0.48	0.43	0.38	0.34	0.33	0.29	0.27
1	0.49	0.47	0.42	0.36	0.28	0.23	0.22	0.22	0.24
2	0.35	0.37	0.33	0.28	0.23	0.22	0.21	0.24	0.24
3	0.35	0.29	0.25	0.23	0.22	0.2	0.22	0.24	0.27
4	0.29	0.25	0.23	0.22	0.20	0.22	0.24	0.27	0.30
5	0.25	0.23	0.22	0.20	0.22	0.24	0.27	0.30	0.36
6	0.23	0.22	0.20	0.22	0.24	0.27	0.30	0.36	0.50
7	0.19	0.20	0.22	0.24	0.27	0.30	0.35	0.50	0.66
8	0.18	0.21	0.21	0.27	0.29	0.35	0.50	0.66	0.87
9	0.19	0.20	0.24	0.29	0.35	0.50	0.66	0.87	1.05
10	0,18	0.22	0.27	0.35	0.50	0.66	0.87	1.05	1.13
11	0.20	0.25	0.34	0.50	0.66	0.87	1.05	1.13	1.19
12	0.23	0.32	0.50	0.66	0.87	1.05	1.13	1.19	1.23
13	0.30	0.46	0.63	0.87	1.05	1.12	1.19	1.22	1.24
14	0.44	0.59	0.87	1.05	1.12	1.17	1.22	1.23	1.23
15	0.58	0.87	1.05	1.12	1.17	1.21	1.23	1.22	1.20
16	0.87	1.05	1.12	1.17	1.21	1.20	1.21	1.19	1.16
17	1.05	1.12	1.17	1.21	1.2	1.18	1.18	1.15	1.11
18	1.03	1.10	1.13	1.15	1.14	1.11	1.11	1.07	1.04
19	1.00	1.05	1.06	1.07	1.05	1.04	1.02	0.98	0.96
20	0.93	0.97	0.97	0.97	0.97	0.95	0.93	0.90	0.90
21	0.84	0.87	0.87	0.87	0.87	0.86	0.85	0.83	0.85
22	0.73	0.76	0.76	0.76	0.77	0.77	0.77	0.77	0.80
23	0.73	0.76	0.75	0.75	0.75	0.76	0.77	0.77	0.80
24	0.73	0.74	0.73	0.73	0.74	0.76	0.77	0.78	0.82
25	0.72	0.72	0.72	0.72	0.74	0.76	0.77	0.79	0.84
26	0.70	0.70	0.71	0.72	0.73	0.76	0.78	0.82	0.88
27	0.68	0.68	0.70	0.71	0.73	0.77	0.81	0.86	0.92
28	0.66	0.68	0.71	0.73	0.76	0.81	0.86	0.92	1.00
29	0.65	0.68	0.73	0.76	0.81	0.86	0.92	1.00	1.08
30	0.64	0.68	0.76	0.81	0.86	0.92	1.00	1.08	1.17
31	0.63	0.69	0.79	0.86	0.92	1.00	1.08	1.17	1.28
32	0.63	0.71	0.84	0.92	1.00	1.08	1.17	1.28	1.40
33	0.63	0.72	0.88	0.98	1.08	1.17	1.28	1.40	1.58
34	0.63	0.73	0.93	1.05	1.17	1.28	1.40	1.58	1.78
35	0.63	0.76	0.99	1.14	1.28	1.40	1.58	1.78	2.01
36	0.65	0.79	1.06	1.25	1.40	1.58	1.78	2.01	2.24
37	0.67	0.84	1.15	1.37	1.58	1.78	2.01	2.24	2.53
38	0.70	0.89	1.23	1.47	1.70	1.91	2.16	2.41	2.72
39	0.74	0.95	1.33	1.59	1.83	2.07	2.33	2.60	2.93
40	0.79	1.02	1.45	1.73	2.00	2.23	2.51	2.79	3.13
41	0.85	1.11	1.59	1.90	2.17	2.42	2.70	2.98	3.33
42	0.92	1.22	1.76	2.09	2.37	2.62	2.89	3.18	3.52
43	0.99	1.37	1.92	2.30	2.61	2.88	3.18	3.47	3.83
44	1.08	1.53	2.11	2.52	2.86	3.17	3.47	3.79	4.17
45	1.17	1.72	2.31	2.75	3.13	3.47	3.79	4.14	4.56

1975-80 Basic Select and Ultimate Mortality Tables - Male ANB - Rates per $1,000
(Effective October 1, 1998)

Age/Dur	1	2	3	4	5	6	7	8	9
46	1.28	1.94	2.51	3.00	3.40	3.78	4.14	4.56	4.91
47	1.39	2.17	2.73	3.25	3.69	4.13	4.56	4.89	5.31
48	1.49	2.27	2.84	3.40	3.90	4.38	4.87	5.28	5.80
49	1.60	2.35	2.95	3.54	4.09	4.62	5.18	5.70	6.33
50	1.70	2.42	3.04	3.66	4.29	4.87	5.51	6.15	6.93
51	1.80	2.48	3.12	3.77	4.47	5.12	5.86	6.65	7.59
52	1.90	2.52	3.17	3.85	4.65	5.38	6.23	7.20	8.32
53	2.06	2.75	3.46	4.23	5.08	5.90	6.84	7.89	9.11
54	2.23	2.99	3.78	4.64	5.57	6.47	7.52	8.66	9.96
55	2.41	3.27	4.12	5.10	6.11	7.11	8.27	9.50	10.86
56	2.61	3.56	4.51	5.61	6.71	7.83	9.09	10.38	11.83
57	2.82	3.89	4.94	6.18	7.38	8.60	9.96	11.33	12.87
58	2.96	4.13	5.44	6.74	8.10	9.20	10.59	12.05	13.66
59	3.10	4.37	6.00	7.34	8.87	9.82	11.23	12.79	14.47
60	3.23	4.63	6.61	7.97	9.71	10.46	11.89	13.57	15.32
61	3.37	4.89	7.26	8.64	10.46	11.59	12.58	14.38	16.18
62	3.50	5.14	7.97	9.36	11.59	11.83	13.29	15.21	17.05
63	3.89	5.77	8.74	10.48	11.83	13.29	15.21	17.05	20.11
64	4.32	6.47	9.57	11.73	13.29	15.21	17.05	20.11	22.42
65	4.80	7.26	10.50	13.13	15.21	17.05	20.11	22.42	25.79
66	5.32	8.14	11.51	14.69	17.05	20.11	22.42	25.79	28.69
67	5.91	9.12	12.62	16.42	20.11	22.42	25.79	28.69	32.93
68	6.51	10.04	13.89	18.04	22.04	24.54	28.23	31.44	34.47
69	7.17	11.05	15.25	19.76	24.12	26.87	30.94	34.47	37.82
70	7.89	12.14	16.72	21.64	26.41	29.44	33.92	37.82	41.49
71	9.53	14.60	19.60	24.97	29.44	34.32	41.78	48.80	57.45
72	11.40	16.64	22.87	28.77	34.15	39.89	48.34	56.16	65.58
73	13.52	19.13	26.61	33.20	39.52	46.21	55.72	64.40	74.61
74	15.94	22.46	30.70	38.25	45.60	53.35	64.01	73.58	84.52
75	18.71	26.26	35.35	43.95	52.45	61.35	73.23	83.67	95.39
76	21.88	30.62	40.61	50.35	60.12	70.26	83.39	94.78	107.62
77	25.51	34.90	46.52	57.51	68.66	80.09	94.57	107.29	121.31
78	29.63	40.42	53.12	65.47	78.04	90.90	107.18	121.31	132.05
79	34.65	46.62	60.45	74.20	88.36	103.10	121.31	132.05	143.63
80	40.30	53.54	68.50	83.78	99.99	116.79	132.05	143.63	156.05
81	46.63	61.18	77.33	94.56	113.02	132.05	143.63	156.05	169.12
82	53.65	69.60	87.27	106.64	127.54	143.63	156.05	169.12	182.61
83	61.41	79.10	98.40	120.07	143.63	156.05	169.12	182.61	196.52
84	72.42	89.77	110.78	134.94	156.05	169.12	182.61	196.52	210.85
85	84.92	104.32	124.48	151.33	169.12	182.61	196.52	210.85	225.60
86	99.04	117.78	139.58	169.12	182.61	196.52	210.85	225.60	240.77
87	114.90	134.20	155.97	182.61	196.52	210.85	225.60	240.77	256.36
88	132.64	152.21	173.48	196.52	210.85	225.60	240.77	256.36	272.37
89	143.75	164.35	186.69	210.85	225.60	240.77	256.36	272.37	288.80
90	155.22	176.87	200.31	225.60	240.77	256.36	272.37	288.80	305.65

1975-80 Basic Select and Ultimate Mortality Tables - Male ANB - Rates per $1,000
(Effective October 1, 1998)

Age/Dur	10	11	12	13	14	15	Ultimate Rate	Age
0	0.27	0.25	0.28	0.31	0.38	0.54	0.68	15
1	0.24	0.27	0.30	0.38	0.54	0.68	1.01	16
2	0.27	0.30	0.37	0.54	0.68	1.01	1.14	17
3	0.30	0.37	0.53	0.68	1.01	1.14	1.22	18
4	0.36	0.52	0.66	0.99	1.11	1.22	1.31	19
5	0.50	0.66	0.96	1.09	1.16	1.31	1.37	20
6	0.66	0.94	1.07	1.14	1.21	1.37	1.40	21
7	0.87	1.05	1.13	1.19	1.23	1.40	1.41	22
8	1.05	1.13	1.19	1.23	1.30	1.39	1.40	23
9	1.13	1.19	1.23	1.30	1.35	1.36	1.38	24
10	1.19	1.23	1.30	1.35	1.36	1.32	1.34	25
11	1.23	1.30	1.35	1.36	1.30	1.27	1.29	26
12	1.30	1.35	1.36	1.30	1.25	1.20	1.24	27
13	1.28	1.31	1.30	1.25	1.20	1.16	1.20	28
14	1.24	1.26	1.25	1.19	1.36	1.13	1.17	29
15	1.20	1.19	1.18	1.13	1.12	1.11	1.14	30
16	1.14	1.12	1.12	1.09	1.09	1.09	1.12	31
17	1.07	1.05	1.06	1.05	1.06	1.08	1.11	32
18	1.01	1.00	1.02	1.01	1.03	1.07	1.12	33
19	0.95	0.97	0.97	0.98	1.01	1.07	1.14	34
20	0.91	0.93	0.94	0.96	1.01	1.08	1.17	35
21	0.86	0.90	0.92	0.96	1.02	1.11	1.22	36
22	0.83	0.88	0.91	0.96	1.04	1.15	1.28	37
23	0.84	0.90	0.94	1.00	1.10	1.21	1.36	38
24	0.87	0.93	0.97	1.05	1.17	1.29	1.45	39
25	0.90	0.96	1.03	1.12	1.25	1.38	1.56	40
26	0.95	1.02	1.09	1.20	1.35	1.49	1.70	41
27	1.01	1.08	1.17	1.30	1.47	1.63	1.87	42
28	1.08	1.17	1.28	1.42	1.61	1.81	2.07	43
29	1.17	1.28	1.42	1.58	1.81	2.03	2.31	44
30	1.28	1.42	1.58	1.81	2.03	2.26	2.58	45
31	1.42	1.58	1.81	2.03	2.26	2.53	2.89	46
32	1.58	1.81	2.03	2.26	2.53	2.83	3.24	47
33	1.78	2.01	2.25	2.53	2.83	3.17	3.61	48
34	2.01	2.24	2.53	2.81	3.16	3.54	4.02	49
35	2.24	2.53	2.8	3.13	3.52	3.94	4.45	50
36	2.53	2.80	3.10	3.48	3.91	4.36	4.92	51
37	2.80	3.08	3.43	3.86	4.32	4.82	5.44	52
38	3.04	3.35	3.76	4.25	4.78	5.33	6.00	53
39	3.27	3.64	4.10	4.67	5.28	5.88	6.61	54
40	3.51	3.94	4.47	5.13	5.82	6.48	7.27	55
41	3.75	4.24	4.86	5.62	6.41	7,12	8.01	56
42	3.99	4.57	5.28	6.15	7.05	7.85	8.82	57
43	4.33	4.96	5.71	6.63	7.61	8.50	9.73	58
44	4.70	5.37	6.16	7.16	8.20	9.22	10.75	59
45	5.08 5.80		6.66	7.73	8.85	10.02	11.89	60

1975-80 Basic Select and Ultimate Mortality Tables - Male ANB - Rates per $1,000
(Effective October 1, 1998)

Age/Dur	10	11	12	13	14	15	Ultimate Rate	Age
46	5.48	6.28	7.19	8.35	9.56	10.89	13.17	61
47	5.93	6.79	7.78	9.03	10.34	11.85	14.57	62
48	6.49	7.53	8.64	9.94	11.30	12.79	16.07	63
49	7.12	8.36	9.60	10.96	12.32	13.75	17.71	64
50	7.83	9.30	10.69	12.06	13.40	14.77	19.50	65
51	8.61	10.35	11.89	13.24	14.56	15.83	21.47	66
52	9.48	11.51	13.18	14.52	15.80	16.96	23.65	67
53	10.43	12.63	14.52	15.80	16.96	19.16	26.05	68
54	11.44	13.85	15.80	16.96	19.16	21.62	28.69	69
55	12.54	15.17	16.96	19.16	21.62	24,39	31.57	70
56	13.73	16.62	19.16	21.62	24.39	27.47	34.68	71
57	15.03	18.21	21.36	24.39	27.15	30.87	38.00	72
58	15.94	19.22	22.43	25.64	28.58	32.76	41.60	73
59	16.88	20.25	23.49	26.85	29.94	34.70	45.54	74
60	17.85	21.28	24.48	27.97	31.28	36.71	49.90	75
61	18.82	22.26	25.39	29.04	32.61	38.82	54.71	76
62	19.77	23.18	26.21	30.06	33.93	41.03	60.03	77
63	22.42	25.79	28.87	33.14	37.75	44.66	65.85	78
64	25.79	28.69	32.93	36.55	42.02	48.60	72.18	79
65	28.69	32.93	35.12	40.34	46.75	52.83	79.02	80
66	32.93	34.69	38.78	44.51	51.97	57.68	86.36	81
67	34.47	38.42	42.80	49.08	57.68	62.18	94.12	82
68	37.82	42.14	46.91	53.73	62.18	67.77	102.35	83
69	41.49	46.20	51.36	58.72	67.77	73.69	111.41	84
70	45.48	50.57	56.13	64.00	73.69	80.22	121.31	85
71	65.58	74.61	84.52	95.47	107.84	121.31	132.05	86
72	74.61	84.52	95.39	107.67	121.31	132.05	143.63	87
73	84.52	95.39	107.62	121.31	132.05	143.63	156.05	88
74	95.39	107.62	121.31	132.05	143.63	156.05	169.12	89
75	107.62	121.31	132.05	143.63	156.05	169.12	182.61	90
76	121.31	132.05	143.63	156.05	169.12	182.61	196.52	91
77	132.05	143.63	156.05	169.12	182.61	196.52	210.85	92
78	143.63	156.05	169.12	182.61	196.52	210.85	225.60	93
79	156.05	169.12	182.61	196.52	210.85	225.60	240.77	94
80	169.12	182.61	196.52	210.85	225.60	240.77	256.36	95
81	182.61	196.52	210.85	225.60	240.77	256.36	272.37	96
82	196.52	210.85	225.60	240.77	256.36	272.37	288.80	97
83	210.85	225.60	240.77	256.36	272.37	288.80	305.65	98
84	225.60	240.77	256.36	272.37	288.80	305.65	322.92	99
85	240.77	256.36	272.37	288.80	305.65	322.92	340.61	100
86	256.36	272.37	288.80	305.65	322.92	340.61	358.72	101
87	272.37	288.80	305.65	322.92	340.61	358.72	377.25	102
88	288.80	305.65	322.92	340.61	358.72	377.25	396.20	103
89	305.65	322.92	340.61	358.72	377.25	396.20	415.57	104
90	322.92	340.61	358.72	377.25	396.20	415.57	435.36	105

1975-80 Basic Select and 1 Ultimate Mortality Tables - Female ANB - Rates per $1,000
Effective October 1, 1998)

Age/Dur	1	2	3	4	5	6	7	8	9
0	0.93	0.34	0.30	0.27	0.24	0.22	0.20	0.18	0.18
1	0.34	0.30	0.27	0.24	0.22	0.20	0.18	0.18	0.18
2	0.28	0.27	0.24	0.22	0.20	0.18	0.18	0.18	0.19
3	0.24	0.24	0.22	0.20	0.18	0.18	0.18	0.19	0.21
4	0.22	0.22	0.20	0.18	0.18	0.18	0.19	0.21	0.24
5	0.20	0.20	0.18	0.18	0.18	0.19	0.21	0.24	0.27
6	0.19	0.18	0.18	0.18	0.19	0.21	0.24	0.27	0.32
7	0.17	0.18	0.18	0.19	0.21	0.24	0.27	0.32	0.36
8	0.16	0.18	0.19	0.21	0.24	0.27	0.32	0.36	0.40
9	0.16	0.19	0.21	0.24	0.27	0.32	0.36	0.40	0.44
10	0.16	0.21	0.24	0.27	0.32	0.36	0.40	0.44	0.47
11	0.17	0.24	0.27	0.32	0.36	0.40	0.44	0.47	0.49
12	0.18	0.27	0.32	0.36	0.40	0.44	0.47	0.49	0.51
13	0.21	0.31	0.35	0.38	0.42	0.45	0.47	0.49	0.52
14	0.25	0.33	0.37	0.40	0.43	0.45	0.47	0.48	0.53
15	0.28	0.35	0.39	0.41	0.43	0.45	0.46	0.48	0.53
16	0.32	0.37	0.39	0.41	0.42	0.43	0.45	0.46	0.53
17	0.36	0.37	0.39	0.40	0.41	0.42	0.43	0.44	0.53
18	0.36	0.37	0.39	0.40	0.41	0.42	0.43	0.44	0.51
19	0.36	0.37	0.39	0.40	0.41	0.42	0.43	0.44	0.50
20	0.35	0.36	0.38	0.39	0.41	0.41	0.43	0.44	0.48
21	0.34	0.36	0.37	0.39	0.40	0.41	0.43	0.44	0.47
22	0.32	0.34	0.36	0.38	0.40	0.41	0.43	0.45	0.46
23	0.32	0.34	0.37	0.39	0.41	0.42	0.45	0.46	0.50
24	0.31	0.34	0.38	0.40	0.42	0.45	0.46	0.50	0.55
25	0.31	0.35	0.39	0.41	0.44	0.46	0.50	0.55	0.59
26	0.30	0.35	0.39	0.43	0.46	0.50	0.55	0.59	0.63
27	0.30	0.35	0.41	0.45	0.50	0.55	0.59	0.63	0.66
28	0.31	0.36	0.42	0.48	0.53	0.59	0.63	0.66	0.76
29	0.32	0.37	0.44	0.51	0.57	0.63	0.66	0.76	0.86
30	0.33	0.39	0.47	0.54	0.62	0.66	0.76	0.86	0.97
31	0.35	0.41	0.50	0.59	0.66	0.76	0.86	0.97	1.08
32	0.38	0.44	0.54	0.65	0.76	0.86	0.97	1.08	1.19
33	0.39	0.46	0.57	0.69	0.82	0.93	1.07	1.19	1.31
34	0.41	0.49	0.60	0.74	0.88	1.02	1.18	1.31	1.48
35	0.43	0.51	0.63	0.79	0.95	1.12	1.30	1.48	1.64
36	0.45	0.54	0.67	0.85	1.04	1.23	1.43	1.63	1.81
37	0.48	0.58	0.71	0.92	1.13	1.35	1.56	1.77	1.98
38	0.51	0.64	0.80	1.04	1.26	1.49	1.70	1.92	2.14
39	0.55	0.72	0.89	1.16	1.39	1.63	1.85	2.08	2.30
40	0.60	0.80	1.00	1.28	1.52	1.78	2.01	2.24	2.46
41	0.65	0.89	1.10	1.41	1.66	1.94	2.17	2.41	2.63
42	0.70	0.98	1.20	1.54	1.80	2.10	2.33	2.58	2.83
43	0.76	1.05	1.29	1.63	1.90	2.20	2.45	2.74	3.01
44	0.81	1.12	1.39	1.71	2.00	2.30	2.59	2.90	3.21
45	0.86	1.19	1.48	1.79	2.10	2.42	2.73	3.07	3.43

1975-80 Basic Select and Ultimate Mortality Tables - Female ANB - Rates per $1,000
(Effective October 1, 1998)

Age/Dur	1	2	3	4	5	6	7	8	9
46	0.91	1.26	1.58	1.86	2.22	2.53	2.88	3.28	3.67
47	0.96	1.33	1.68	1.95	2.34	2.65	3.06	3.49	3.94
48	1.00	1.39	1.76	2.04	2.45	2.82	3.27	3.76	4.20
49	1.05	1.46	1.83	2.13	2.58	3.00	3.50	4.04	4.48
50	1.10	1.53	1.91	2.24	2.72	3.20	3.74	4.35	4.78
51	1.15	1.60	2.01	2.35	2.86	3.40	4.00	4.68	5.09
52	1.20	1.68	2.10	2.47	3.01	3.61	4.28	5.03	5.40
53	1.26	1.76	2.22	2.65	3.23	3.87	4.57	5.34	5.77
54	1.32	1.85	2.35	2.84	3.47	4.15	4.87	5.65	6.15
55	1.38	1.93	2.48	3.05	3.72	4.43	5.18	5.97	6.55
56	1.45	2.02	2.62	3.27	3.97	4.72	5.50	6.29	6.97
57	1.51	2.11	2.76	3.49	4.24	5.02	5.82	6.62	7.42
58	1.63	2.29	2.99	3.76	4.54	5.34	6.18	7.03	7.88
59	1.75	2.48	3.24	4.04	4.85	5.69	6.57	7.46	8.36
60	1.18	2.68	3.50	4.34	5.18	6.06	6.98	7.93	8.89
61	2.01	2.90	3.77	4.66	5.54	6.45	7.42	8.43	9.45
62	2.15	3.12	4.07	5.01	5.93	6.88	7.90	8.97	10.07
63	2.27	3.27	4.26	5.24	6.21	7.22	8.30	9.49	10.75
64	2.40	3.43	4.46	5.48	6.50	7.57	8.75	10.07	11.53
65	2.53	3.59	4.66	5.73	6.80	7.95	9.24	10.72	12.43
66	2.67	3.76	4.88	5.99	7.12	8.37	9.80	11.47	13.45
67	2.82	3.94	5.10	6.27	7.48	8.85	10.43	12.32	14.61
68	3.06	4.28	5.56	6.87	8.23	9.79	11.60	13.76	16.38
69	3.33	4.67	6.09	7.56	9.11	10.89	12.95	15.42	18.41
70	3.63	5.11	6.70	8.36	10.13	12.16	14.52	17.34	20.73
71	5.01	7.70	10.44	13.52	16.24	19.36	24.15	28.95	35.02
72	6.01	8.87	12.38	15.87	19.26	23.05	28.68	34.23	41.07
73	7.20	10.35	14.68	18.73	22.84	27.42	33.97	40.33	47.96
74	8.63	12.39	17.32	22.10	27.06	32.52	40.08	47.30	55.76
75	10.32	14.81	20.43	26.07	31.97	38.41	47.07	55.20	64.51
76	12.34	17.69	24.09	30.69	37.65	45.16	55.01	64.10	74.28
77	14.74	20.71	28.36	36.01	44.13	52.83	63.96	74.06	85.13
78	17.58	24.64	33.26	42.08	51.48	61.48	73.98	85.13	93.91
79	21.12	29.19	38.86	48.95	59.76	71.17	85.13	93.91	103.24
80	25.23	34.42	45.19	56.66	69.02	81.96	93.91	103.24	113.12
81	29.98	40.36	52.30	65.27	79.31	93.91	103.24	113.12	123.55
82	35.39	47.07	60.24	74.83	90.70	103.24	113.12	123.55	134.53
83	41.53	54.60	69.05	85.39	103.24	113.12	123.55	134.53	146.06
84	49.99	63.00	78.78	97.00	113.12	123.55	134.53	146.06	158.14
85	59.59	74.19	89.47	109.70	123.55	134.53	146.06	158.14	170.77
86	70.43	84.66	101.18	123.55	134.53	146.06	158.14	170.77	183.95
87	82.59	97.28	113.94	134.53	146.06	158.14	170.77	183.95	197.68
88	96.15	111.20	127.80	146.06	158.14	170.77	183.95	197.68	211.96
89	105.02	121.08	138.76	158.14	170.77	183.95	197.68	211.96	226.79
90	114.35	131.45	150.23	170.77	183.95	197.68	211.96	226.79	242.17

1975-80 Basic Select and Ultimate Mortality Tables - Female ANB - Rates per $1,000
(Effective October 1, 1998)

Age/Dur	10	11	12	13	14	15	Ultimate Rate	Age
0	0.18	0.19	0.21	0.24	0.27	0.32	0.36	15
1	0.19	0.21	0.24	0.27	0.32	0.36	0.40	16
2	0.21	0.24	0.27	0.32	0.36	0.40	0.44	17
3	0.24	0.27	0.32	0.36	0.40	0.44	0.47	18
4	0.27	0.32	0.36	0.40	0.44	0.47	0.49	19
5	0.32	0.36	0.40	0.44	0.47	0.49	0.51	20
6	0.36	0.40	0.44	0.47	0.49	0.51	0.52	21
7	0.40	0.44	0.47	0.49	0.51	0.52	0.53	22
8	0.44	0.47	0.49	0.51	0.52	0.53	0.53	23
9	0.47	0.49	0.51	0.52	0.53	0.53	0.53	24
10	0.49	0.51	0.52	0.53	0.53	0.53	0.53	25
11	0.51	0.52	0.53	0.53	0.53	0.53	0.53	26
12	0.52	0.53	0.53	0.53	0.53	0.53	0.53	27
13	0.53	0.53	0.53	0.53	0.53	0.53	0.53	28
14	0.53	0.53	0.53	0.53	0.53	0.53	0.54	29
15	0.53	0.53	0.53	0.53	0.53	0.54	0.55	30
16	0.53	0.53	0.53	0.53	0.54	0.55	0.58	31
17	0,53	0.53	0.53	0.54	0.55	0.58	0.61	32
18	0.52	0.53	0.54	0.55	0.58	0.61	0.65	33
19	0.50	0.54	0.55	0.58	0.61	0.65	0.70	34
20	0.50	0.55	0.58	0.61	0.65	0.70	0.77	35
21	0.49	0.58	0.61	0.65	0.7	0.77	0.84	36
22	0.50	0.61	0.65	0.70	0.77	0.84	0.93	37
23	0.55	0.65	0.70	0.77	0.84	0.93	1.03	38
24	0.59	0.70	0.77	0.84	0.93	1.03	1.15	39
25	0.63	0.77	0.84	0.93	1.03	1.15	1.29	40
26	0.69	0.84	0.93	1.03	1.15	1.29	1.45	41
27	0.76	0.93	1.03	1.15	1.29	1.45	1.62	42
28	0.86	1.03	1.15	1.29	1.45	1.62	1.79	43
29	0.97	1.15	1.29	1.45	1.62	1.79	1.96	44
30	1.08	1.29	1.45	1.62	1.79	1.96	2.14	45
31	1.19	1.45	1.62	1.79	1.96	2.14	2.33	46
32	1.31	1.62	1.79	1.96	2.14	2.33	2.52	47
33	1.48	1.77	1.94	2.12	2.33	2.52	2.72	48
34	1.64	1.92	2.10	2.30	2.51	2.72	2.93	49
35	1.81	2.07	2.27	2.46	2.71	2.92	3.17	50
36	2.00	2.23	2.43	2.64	2.92	3.16	3.43	51
37	2.19	2.39	2.60	2.82	3.15	3.42	3.71	52
38	2.35	2.56	2.78	3.02	3.38	3.66	4.04	53
39	2.52	2.74	2.98	3.23	3.62	3.94	4.40	54
40	2.69	2.94	3.19	3.46	3.91	4.25	4.80	55
41	2.89	3.15	3.42	3.72	4.23	4.58	5.23	56
42	3.10	3.38	3.69	4.01	4.57	4.94	5.70	51
43	3.31	3.64	3.98	4.34	4.94	5.37	6.22	58
44	3.55	3.92	4.30	4.69	5.37	5.85	6.78	59
45	3.82	4.23	4.64	5.07	5.83	6.36	7.37	60

1975-80 Basic Select and Ultimate Mortality Tables - Female ANB - Rates per $1,000
(Effective October 1, 1998)

Age/Dur	10	11	12	13	14	15	Ultimate Rate	Age
46	4.11	4.55	5.01	5.49	6.32	6.89	8.00	61
47	4.41	4.90	5.41	5.94	6.84	7.46	8.67	62
48	4.70	5.23	5.77	6.31	7.25	7.88	9.38	63
49	5,02	5.57	6.13	6.70	7.67	8.30	10.15	64
50	5.34	5.92	6.50	7.09	8.09	8.75	10.99	65
51	5.67	6.28	6.88	7.49	8.53	9.21	11.91	66
52	6.01	6.64	7.27	7.91	9.00	9.70	12.92	67
53	6.41	7.05	7.75	8.47	9.68	10.50	14.03	68
54	6.81	7.49	8.26	9.07	10.43	11.37	15.25	69
55	7.25	7.96	8.81	9.72	11.24	12.33	16.63	70
56	7.71	8.46	9.40	10.43	12.13	13.41	18.21	71
57	8.21	9.00	10.04	11.20	13.13	14.65	20.04	72
58	8.71	9.76	10.86	12.11	14.18	15.84	22.17	73
59	9.25	10.60	11.79	13.14	15.40	17.21	24.65	74
60	9.83	11.55	12.85	14.33	16.80	18.78	27.53	75
61	10.47	12.64	14.08	15.70	18.42	20.59	30.86	76
62	11.19	13.90	15.50	17.30	20.28	22.64	34.69	77
63	12.11	15.04	16.80	18.79	22.08	24.73	39.07	78
64	13.17	16.34	18.28	20.47	24.09	27.05	44.00	79
65	14.38	17.83	19.94	22.34	26.30	29.55	49.48	80
66	15.78	19.51	21.81	24.41	28.69	32.20	55.51	81
67	17.37	21.40	23.87	26.64	31.21	34.98	62.09	82
68	19.53	23.87	26.64	29.96	34.98	39.13	69.22	83
69	21.99	26.64	29.96	33.61	39.13	43.62	76.90	84
70	24,77	29.96	33.61	37.59	43.62	48.46	85.13	85
71	41.07	47.96	55.76	64.57	74.44	85.13	93.91	86
72	47.96	55.76	64.51	74.32	85.13	93.91	103.24	87
73	55.76	64.51	74.28	85.13	93.91	103.24	113.12	88
74	64.51	74.28	85.13	93.91	103.24	113.12	123.55	89
75	74.28	85.13	93.91	103.24	113.12	123.55	134.53	90
76	85.13	93.91	103.24	113.12	123.55	134.53	146.06	91
77	93.91	103.24	113.12	123.55	134.53	146.06	158.14	92
78	103.24	113.12	123.55	134.53	146.06	158.14	170.77	93
79	113.12	123.55	134.53	146.06	158.14	170.77	183.95	94
80	123.55	134.53	146.06	158.14	170.77	183.95	197.68	95
81	134.53	146.06	158.14	170.77	183.95	197.68	211.96	96
82	146.06	158.14	170.77	183.95	197.68	211.96	226.79	97
83	158.14	170.77	183.95	197.68	211.96	226.79	242.17	98
84	170.77	183.95	197.68	211.96	226.79	242.17	258.10	99
85	183.95	197.68	211.96	226.79	242.17	258.10	274.58	100
86	197.68	211.96	226.79	242.17	258.10	274.58	291.61	101
87	211.96	226.79	242.17	258.10	274.58	291.61	309.19	102
88	226.79	242.17	258.10	274.58	291.61	309.19	327.32	103
89	242.17	258.10	274.58	291.61	309.19	327.32	346.00	104
90	258.10	274.58	291.61	309.19	327.32	346.00	365.23	105